SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 26, 2004
                                                       -------------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                     1-11238                   13-3534162
----------------------             ---------------          --------------------
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                 Number)               Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------


                                       N/A
                                     -------
         (Former name or former address, if changed since last report):

Item 5.   Other Events

        On February 26, 2004, NYMAGIC, INC. issued the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated as of February 26, 2004

        99.2                 Press Release dated as of February 26, 2004

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYMAGIC, INC.


                                By: /s/ Thomas J. Iacopelli
                                   ---------------------------------
                                   Name:   Thomas J. Iacopelli
                                   Title:  Chief Financial Officer and Treasurer


Date: February 26, 2004

                                  Exhibit Index



        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated as of February 26, 2004

        99.2                 Press Release dated as of February 26, 2004